                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( ) Preliminary Proxy Statement          ( ) Confidential, for Use of the Commission Only
( ) Definitive Proxy Statement               (as permitted by Rule 14c-6(e)(2))
(X) Definitive Additional Materials
( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                ING EQUITY TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)   No fee required.
( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:


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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

( )   Fee paid with preliminary materials.

      ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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
[ING FUNDS LOGO]                                                PLEASE VOTE NOW!


                             ING GROWTH + VALUE FUND

          SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR MARCH 25, 2004
--------------------------------------------------------------------------------
         7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders for the ING Growth + Value Fund. The meeting is scheduled for Thursday, March 25, 2004. Our records indicate that we have not yet received your voting instructions.

               EVERY VOTE COUNTS, YOUR VOTE IS NEEDED IMMEDIATELY!

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, AND/OR POSSIBLE ADJOURNMENT, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

You are being asked to approve an Agreement and Plan of Reorganization. After careful consideration, the Board of Trustees unanimously approved this proposal and recommends shareholders vote "FOR" the proposal. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder TOLL-FREE at 1-(866)-889-0072.

For your convenience, we have provided easy methods below to register your vote:

   1. BY PHONE:             Please call Georgeson Shareholder Communications
                            Inc. TOLL-FREE at 1-(866)-889-0072. Representatives are available to answer any questions and take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

   2. BY FAX:               Complete the enclosed proxy card and fax it to us
                            anytime TOLL-FREE at 1-(800)-733-1885.

   3. BY INTERNET:          Visit WWW.PROXYWEB.COM, and enter the control number
                            located on your proxy card.

   4. BY TOUCH-TONE PHONE:  Call the TOLL-FREE number printed on your proxy card. Enter the control number located on your proxy card and follow the recorded instructions.

You may also mail your completed proxy card in the enclosed postage-paid return envelope, but please use one of the quicker voting methods if possible, to ensure that we receive your executed proxy by March 25, 2004. Thank you in advance.



                                                                             REG

[ING FUNDS LOGO]                                                PLEASE VOTE NOW!



                             ING GROWTH + VALUE FUND

          SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR MARCH 25, 2004

--------------------------------------------------------------------------------
         7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders for the ING Growth + Value Fund. The meeting is scheduled for Thursday, March 25, 2004. Our records indicate that we have not yet received your voting instructions.

               EVERY VOTE COUNTS, YOUR VOTE IS NEEDED IMMEDIATELY!

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, AND/OR POSSIBLE ADJOURNMENT, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

You are being asked to approve an Agreement and Plan of Reorganization. After careful consideration, the Board of Trustees unanimously approved this proposal and recommends shareholders vote "FOR" the proposal. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder TOLL-FREE at 1-(866)-889-0072.

For your convenience, we have provided easy methods below to register your vote:

   1. BY PHONE:             Please call Georgeson Shareholder Communications
                            Inc. TOLL FREE at 1-(866)-889-0072. Representatives are available to answer any questions and take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

   2. BY INTERNET:          Visit WWW.PROXYVOTE.COM, and enter the control
                            number located on your proxy card.

   3. BY TOUCH-TONE PHONE:  Call the TOLL-FREE number printed on your proxy card. Enter the control number located on your proxy card and follow the recorded instructions.

You may also mail your completed proxy card in the enclosed postage-paid return envelope, but please use one of the quicker voting methods if possible, to ensure that we receive your executed proxy by March 25, 2004. Thank you in advance.



                                                                            NOBO

[ING FUNDS LOGO]                                                PLEASE VOTE NOW!


                             ING GROWTH + VALUE FUND

          SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR MARCH 25, 2004
--------------------------------------------------------------------------------
         7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders for the ING Growth + Value Fund. The meeting is scheduled for Thursday, March 25, 2004. Our records indicate that we have not yet received your voting instructions.

               EVERY VOTE COUNTS, YOUR VOTE IS NEEDED IMMEDIATELY!

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, AND/OR POSSIBLE ADJOURNMENT, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

You are being asked to approve an Agreement and Plan of Reorganization. After careful consideration, the Board of Trustees unanimously approved this proposal and recommends shareholders vote "FOR" the proposal. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder TOLL-FREE at 1-(866)-889-0072.

For your convenience, we have provided easy methods below to register your vote:

   1. BY INTERNET:          Visit WWW.PROXYVOTE.COM, and enter the control
                            number located on your proxy card.


   2. BY TOUCH-TONE PHONE:  Call the TOLL-FREE number printed on your proxy card. Enter the control number located on your proxy card and follow the recorded instructions.


You may also mail your completed proxy card in the enclosed postage-paid return envelope, but please use one of the quicker voting methods if possible, to ensure that we receive your executed proxy by March 25, 2004. Thank you in advance.



                                                                             OBO